                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                          Date of Report: May 17, 2004



                               KEY COMPONENTS, LLC
                               -------------------
             (Exact name of Registrant as Specified in its Charter)

            Delaware                     333-58675               04-3425424
            --------                     ---------               ----------
(State or Other Jurisdiction of   (Commission File Number)      (IRS Employer
         Incorporation)                                      Identification No.)

                              200 White Plains Road
                               Tarrytown, NY 10591
            ---------------------------------------------------------
                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (914) 332-8088
                                                           ----------------

                          KEY COMPONENTS FINANCE CORP.
             (Exact name of Registrant as Specified in its Charter)


            Delaware                    333-58675-01            14-1805946
            --------                    ------------            ----------
(State or Other Jurisdiction    (Commission File Number)      (IRS Employer
      of Incorporation)                                     Identification No.)


                              200 White Plains Road
                               Tarrytown, NY 10591
            ---------------------------------------------------------
                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (914) 332-8088
                                                           ---------------


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Item 12. Results of Operations and Financial Condition.

On May 17, 2004, Key Components, LLC and Key Components Finance Corp. issued a press release announcing the financial results of Key Components LLC for the three months ended March 31, 2004. A copy of the press release is being furnished as Exhibit 99.1 to this report and incorporated herein by reference.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 17, 2004


                                     KEY COMPONENTS, LLC



                                        By: /s/ Robert B. Kay
                                           ---------------------
                                        Name:  Robert B. Kay
                                        Title:  President


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 17, 2004


                                    KEY COMPONENTS FINANCE CORP.



                                       By: /s/ Robert B. Kay
                                           ---------------------
                                       Name:  Robert B. Kay
                                       Title:  President